WARRANTS (Tables)	12 Months Ended
Mar. 31, 2015
WARRANTS [Abstract]
Summary of Warrant Activity

A summary of warrants to purchase common stock issued during the fiscal years ended March 31, 2014 and 2015 is as follows:

	Shares	Weighted Average Exercise Price
Balance at March 31, 2013	1,080,000	$0.50
Granted	11,323,601	0.50
Exercised	(4,676,472)	0.41
Cancelled	-	-
Balance outstanding at March 31, 2014	7,727,129	$0.41
Granted	8,076,472	0.37
Exercised	(3,676,472)	0.40
Cancelled	-	-
Balance outstanding at March 31, 2015	12,127,129	$0.39
Balance exercisable at March 31, 2015	12,127,129	$0.39	*

*  The exercise prices of 7,352,944 of these warrants are subject to adjustment based on the occurrence of future offerings or events and are not a fixed amount and therefore we characterized the fair value of these warrants as derivative liabilities.  The exercise prices of these warrants were subsequently reset to $0.30 per share as a result of the offering described in Note 12.